As filed with the Securities and Exchange Commission on February 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1. Report to Stockholders.

the Jensen Portfolio

Semi-Annual Report, November 30, 2009

Strength Consistency Strategy Knowledge Discipline Focus Dedication Communication

JENSEN INVESTMENT MANAGEMENT®

Investment Adviser to *the* Jensen Portfolio

the Jensen Portfolio

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS:

The Jensen Portfolio -- Class J Shares – returned 23.50% for the six months ended November 30, 2009, compared to an increase of 20.50% over this period for the Standard & Poor’s 500 Index. Please see pages 3 through 5 of this report for complete standardized performance information for the Portfolio.

Market Perspective

Over the last six months, U.S. equity markets delivered robust returns as led by the Information Technology sector. Performance of these businesses continued to be strong, reflecting the desire by global companies to become more efficient. The prospect for a return to spending for IT solutions also boosted the sector’s outlook. Healthcare companies also delivered strong performance due to stabilizing demand and a decline in worries over the impact of a U.S. government run health plan.

In delivering strong returns, the market was certainly acting as a “voting machine” and it seems to be anticipating both continued economic improvement and brighter business performance. Concerns persist, however, over the health of the overall economy due to chronically high unemployment, weak consumer spending and increased government spending. The nation appears to have exited its recession and resumed growth, albeit at a modest pace. Financially sound businesses have taken steps to gain market share and set the stage for future growth. One such step has been the recent announcements of a number of substantial merger and acquisition deals, sparked by improving credit conditions and substantial corporate cash hordes.

The Effect at Jensen

At Jensen, stock selection added value in the Healthcare, Information Technology and Consumer Staples sectors, while the Materials sector detracted from returns. Of note, every company in The Jensen Portfolio saw positive returns during the period, despite market returns generally being led by lower quality companies.

Leading contributors to performance during the period were Cognizant Technology Solutions, a leading provider of information technology outsourcing services for firms in North America, Europe and Asia, and Microsoft Corporation. C. R. Bard, a new addition to the Portfolio, delivered modest returns during the period and detracted slightly from performance.

Although Cognizant faces headwinds in the current economic environment, we believe the company’s strong business performance is due to its being nimble and ideally suited to benefit from clients seeking to cut costs. The firm’s client engagement competency sets it apart from Indian IT outsourcers, while its smaller size allows it to outcompete large incumbents like IBM and Accenture for smaller, shorter projects.

Microsoft rose during the period as investors showed optimism for the company’s prospects. Windows 7’s launch has been well received. Microsoft’s Bing search engine gained share against Google during 2009 although it is still a small portion of the market. Potentially stronger personal computer sales should spur sales and analysts foresee increased Information Technology spending by companies in 2010. Moreover, an upgrade in Microsoft’s Office software and server applications will occur this year.

We believe the prospects for both of these companies remain bright and that business performance should continue to be robust.

Portfolio Additions

C.R. Bard was added to the Portfolio during the six months ending November 30, 2009. Bard designs and markets diverse medical devices with a core focus on catheters. Products are marketed primarily to hospitals, but Bard also sells to healthcare professionals at extended healthcare and alternate site facilities. Over 80% of Bard’s sales come from products in which it holds the number one or number two market position, making market leadership a competitive advantage. Bard serves as a key collaborative partner with physicians in product innovation, creating products that incrementally improve outcomes and lower the cost of care. Within this context, Bard markets its products to physicians based on efficacy and to administrators based on cost reduction. We believe this strategy should allow Bard to successfully navigate changes brought about by healthcare reform. The ongoing reform debate allowed us to purchase Bard at a significant discount to its intrinsic value.

The Jensen Outlook

U.S. equity returns of 2009 are not likely to be replicated in 2010. Yet positives remain for quality businesses with strong balance sheets, defensible competitive advantages and steady growth prospects. The efficiencies that management teams have built into these businesses should become evident in the coming quarters as revenue growth resumes. We believe that leading Information Technology companies will benefit as deferred technology spending reverses. An increase in growth outside the U.S., driven both by businesses as they ramp up depleted inventories and by consumers, will benefit these firms. Consumer Staples firms with dominant brands and global Industrial companies should also fare well. We expect Healthcare companies to participate in the global growth story and benefit as legislative reform concludes.

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the Jensen Portfolio

While equity returns have raced ahead since March 2009, leadership has come from lower quality, more leveraged and more economically sensitive companies. In contrast, stocks of higher quality companies have lagged and remain more reasonably valued. The first leg of an economic recovery typically favors cyclical, more leveraged companies and those sensitive to the downturns of a recession. We believe we are nearing the second leg of the recovery; one that should reward higher quality businesses purchased at discounts to intrinsic values. We also believe that stock selection in the months to come will be of added importance to long-term investors. We remain committed to upgrading our portfolio of companies.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 2009 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Current and future portfolio holdings are subject to risk.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

(01/10)

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2009

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
the Jensen Portfolio - Class J	23.54%	-0.88%	2.34%	3.84%
S&P 500 Stock Index	25.39%	-5.79%	0.71%	-0.57%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 1999 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2009
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class R	23.19%	-1.14%	2.09%	3.52%
S&P 500 Stock Index	25.39%	-5.79%	0.71%	3.72%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4

the Jensen Portfolio

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2009
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class I	23.85%	-0.64%	2.57%	4.00%
S&P 500 Stock Index	25.39%	-5.79%	0.71%	3.72%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

6

the Jensen Portfolio

Statement of Assets & Liabilities

November 30, 2009 (UNAUDITED)

Assets:

Investments, at value (cost $1,690,900,928)	$2,079,857,119
Income receivable	3,622,335
Receivable for investments sold	10,041,281
Receivable for capital stock issued	7,813,582
Other assets	78,862
Total Assets	2,101,413,179

Liabilities:
Payable to Investment Adviser	955,687
Payable for investments purchased	10,046,916
Payable for capital stock redeemed	1,741,529
Other accrued expenses	1,131,888
Total Liabilities	13,876,020
NET ASSETS	$2,087,537,159

NET ASSETS CONSIST OF:
Capital stock	1,833,212,092
Unrealized appreciation on investments	388,956,191
Accumulated undistributed net investment income	4,041,879
Accumulated undistributed net realized loss	(138,673,003)
Total Net Assets	$2,087,537,159

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$1,618,310,108
Shares outstanding	67,682,062
Net Asset Value Per Share
(2,000,000,000 shares authorized, $.001 par value)	$23.91

Class R Shares:
Net assets	$12,163,650
Shares outstanding	510,647
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$23.82

Class I Shares:
Net assets	$457,063,401
Shares outstanding	19,106,689
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$23.92

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	7

the Jensen Portfolio

Schedule of Investments

November 30, 2009 (UNAUDITED)
(showing percentage of total net assets)

SHARES		VALUE
	Common Stocks - 98.54%

	Aerospace & Defense - 3.83%
1,189,000	United Technologies
	Corporation	$79,948,360

	Beverages - 7.12%
1,115,000	The Coca-Cola Company	63,778,000
1,364,000	PepsiCo, Inc.	84,868,080
		148,646,080

	Capital Markets - 2.21%
941,000	T. Rowe Price Group, Inc.	46,043,130

	Chemicals - 4.67%
1,103,000	Ecolab, Inc.	49,535,730
585,000	Praxair, Inc.	47,987,550
		97,523,280

	Electrical Equipment - 6.51%
1,679,000	AMETEK, Inc.	61,384,240
1,799,000	Emerson Electric Company	74,496,590
		135,880,830

	Electronic Equipment,
	Instruments & Components - 3.23%
1,636,200	Amphenol Corporation	67,411,440

	Food & Staples Retailing - 3.02%
2,333,000	Sysco Corporation	63,084,320

	Health Care Equipment & Supplies - 11.11%
842,000	C.R. Bard, Inc.	69,220,820
2,234,400	Medtronic, Inc.	94,827,936
1,348,000	Stryker Corporation	67,939,200
		231,987,956

	Household Products - 9.97%
884,000	Clorox Company	53,278,680
940,000	Colgate-Palmolive Company	79,138,600
1,214,000	The Procter & Gamble
	Company	75,692,900
		208,110,180

	Industrial Conglomerates - 4.77%
1,286,500	3M Company	99,626,560

	IT Services - 9.84%
1,792,500	Automatic Data
	Processing, Inc.	77,884,125
1,769,000	Cognizant Technology
	Solutions Corporation (a)	77,712,170
1,589,000	Paychex, Inc.	49,815,150
		205,411,445

	Life Sciences Tools & Services - 3.22%
1,144,000	Waters Corporation (a)	67,244,320

	Machinery - 2.60%
766,000	Danaher Corporation	54,324,720

	Media - 3.59%
2,040,000	Omnicom Group Inc.	74,908,800

	Pharmaceuticals - 8.36%
1,558,000	Abbott Laboratories	84,895,420
1,425,500	Johnson & Johnson	89,578,420
		174,473,840

	Professional Services - 3.10%
2,257,000	Equifax, Inc.	64,663,050

	Software - 11.39%
1,629,000	Adobe Systems, Inc. (a)	57,145,320
3,649,200	Microsoft Corporation	107,322,972
3,323,000	Oracle Corporation	73,371,840
		237,840,132
	Total Common Stocks
	(Cost $1,668,172,252)	2,057,128,443

	Short Term Investments - 1.09%

	Money Market Fund - 1.09%
22,728,676	Fidelity Institutional Money
	Market Fund - Government
	Portfolio, 0.07% (b)	22,728,676
	Total Short Term Investments
	(Cost $22,728,676)	22,728,676
	Total Investments (Cost
	$1,690,900,928) - 99.63%	2,079,857,119
	Other Assets in Excess of
	Liabilities - 0.37%	7,680,040
	TOTAL NET ASSETS - 100.00%	$2,087,537,159

(a) Non-income producing security.
(b) Variable rate security. The rate listed is as of November 30, 2009.

8	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Statement of Operations

Six Months Ended November 30, 2009 (UNAUDITED)

Investment Income:

Dividend income	$19,207,202
Interest income	25,972
19,233,174

Expenses:

Investment advisory fees	4,643,025
12b-1 fees - Class J	1,848,271
Administration fees	363,958
Transfer agent fees - Class J	121,326
Federal and state registration fees	106,959
Sub-transfer agency fee - Class J	99,311
Custody fees	93,697
Directors’ fees and expenses	79,743
Reports to shareholders - Class J	67,806
Fund accounting fees	64,527
Shareholder servicing fees - Class I	55,273
Professional fees	54,057
Transfer agent expenses	51,075
Other	28,359
12b-1 fees - Class R	25,267
Reports to shareholders - Class I	4,947
Reports to shareholders - Class R	1,191
Transfer agent fees - Class I	912
Transfer agent fees - Class R	456
Total expenses	7,710,160

NET INVESTMENT INCOME	11,523,014

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized gain on investment
transactions	3,088,273

Change in unrealized appreciation on
investments	376,703,675

Net gain on investments	379,791,948

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$391,314,962

Statements of Changes in Net Assets

	SIX MONTHS
	ENDED NOV. 30, ‘09	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘09
Operations:
Net investment income	$11,523,014	$27,258,414
Net realized gain (loss) on
investment transactions	3,088,273	(135,983,920)
Change in unrealized
appreciation (depreciation)
on investments	376,703,675	(451,019,508)
Net increase (decrease)
in net assets resulting
from operations	391,314,962	(559,745,014)

Capital Share Transactions:
Shares sold - Class J	223,847,870	803,359,524
Shares sold - Class R	4,768,791	8,151,048
Shares sold - Class I	130,694,234	230,627,795
Shares issued to holders in
reinvestment of
dividends - Class J	7,833,425	66,067,487
Shares issued to holders in
reinvestment of
dividends - Class R	43,285	278,440
Shares issued to holders in
reinvestment of
dividends - Class I	2,178,703	14,334,253
Shares redeemed - Class J	(257,426,387)	(705,222,470)
Shares redeemed - Class R	(2,282,797)	(16,770,280)
Shares redeemed - Class I	(54,839,555)	(174,085,141)
Net increase	54,817,569	226,740,656

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment income - Class J	(8,140,820)	(22,036,300)
Net investment income - Class R	(43,285)	(107,216)
Net investment income - Class I	(2,357,178)	(5,117,777)
Net realized capital gains - Class J	—	(46,293,906)
Net realized capital gains - Class R	—	(171,218)
Net realized capital gains - Class I	—	(10,000,090)
Total dividends and
distributions	(10,541,283)	(83,726,507)

INCREASE (DECREASE) IN
NET ASSETS	435,591,248	(416,730,865)
NET ASSETS:
Beginning of period	1,651,945,911	2,068,676,776
End of period (including
undistributed net
investment income of
$4,041,879 and $3,060,148,
respectively)	$2,087,537,159	$1,651,945,911

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	9

the Jensen Portfolio

Financial Highlights

Class J

	SIX MONTHS
	ENDED
	NOV. 30, ‘09	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06	MAY 31, ‘05
Per Share Data:
Net asset value, beginning of period	$19.47	$26.91	$28.53	$24.37	$23.79	$23.82

Income from investment operations:
Net investment income	0.13	0.30	0.27	0.22	0.22	0.18
Net realized and unrealized gains
(losses) on investments	4.43	(6.78)	(1.42)	4.16	0.56	(0.03) (1)
Total from investment operations	4.56	(6.48)	(1.15)	4.38	0.78	0.15

Less distributions:
Dividends from net investment
income	(0.12)	(0.31)	(0.26)	(0.22)	(0.20)	(0.18)
Dividends from net realized
capital gains	—	(0.65)	(0.21)	—	—	—
Total distributions	(0.12)	(0.96)	(0.47)	(0.22)	(0.20)	(0.18)
Net asset value, end of period	$23.91	$19.47	$26.91	$28.53	$24.37	$23.79
Total return(2)	23.50%	-23.90%	-4.08%	18.05%	3.30%	0.61%

Supplemental data and ratios:
Net assets, end of period (000’s)	$1,618,310	$1,340,826	$1,706,765	$1,963,520	$1,764,212	$2,680,169

Ratio of expenses to
average net assets(3)	0.88%	0.86%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to
average net assets(3)	1.19%	1.47%	0.95%	0.83%	0.85%	0.77%

Portfolio turnover rate(2)	6.92%	23.59%	8.25%	13.77%	10.20%	8.81%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

(2)	Not annualized for the six months ended November 30, 2009.

(3)	Annualized for the six months ended November 30, 2009.

10	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Financial Highlights

Class R

	SIX MONTHS
	ENDED
	NOV. 30, ‘09	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06	MAY 31, ‘05
Per Share Data:
Net asset value, beginning of period	$19.40	$26.81	$28.43	$24.29	$23.71	$23.76

Income from investment operations:
Net investment income	0.11	0.23	0.22	0.15	0.14	0.14
Net realized and unrealized gains
(losses) on investments	4.41	(6.75)	(1.44)	4.14	0.59	(0.05) (1)
Total from investment operations	4.52	(6.52)	(1.22)	4.29	0.73	0.09

Less distributions:
Dividends from net investment
income	(0.10)	(0.24)	(0.19)	(0.15)	(0.15)	(0.14)
Dividends from net realized
capital gains	—	(0.65)	(0.21)	—	—	—
Total distributions	(0.10)	(0.89)	(0.40)	(0.15)	(0.15)	(0.14)
Net asset value, end of period	$23.82	$19.40	$26.81	$28.43	$24.29	$23.71
Total return(2)	23.35%	-24.10%	-4.34%	17.73%	3.07%	0.40%

Supplemental data and ratios:
Net assets, end of period (000’s)	$12,164	$7,562	$18,662	$22,272	$21,100	$23,884

Ratio of expenses to
average net assets(3)	1.13%	1.13%	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income to
average net assets(3)	0.96%	1.18%	0.70%	0.58%	0.60%	0.54%

Portfolio turnover rate(2)	6.92%	23.59%	8.25%	13.77%	10.20%	8.81%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

(2)	Not annualized for the six months ended November 30, 2009.

(3)	Annualized for the six months ended November 30, 2009.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	11

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Financial Highlights

Class I

	SIX MONTHS
	ENDED
	NOV. 30, ‘09	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06	MAY 31, ‘05
Per Share Data:
Net asset value, beginning of period	$19.48	$26.91	$28.53	$24.38	$23.80	$23.82

Income from investment operations:
Net investment income	0.17	0.37	0.30	0.25	0.24	0.23
Net realized and unrealized gains
(losses) on investments	4.42	(6.80)	(1.38)	4.16	0.59	(0.04) (1)
Total from investment operations	4.59	(6.43)	(1.08)	4.41	0.83	0.19

Less distributions:
Dividends from net investment
income	(0.15)	(0.35)	(0.33)	(0.26)	(0.25)	(0.21)
Dividends from net realized
capital gains	—	(0.65)	(0.21)	—	—	—
Total distributions	(0.15)	(1.00)	(0.54)	(0.26)	(0.25)	(0.21)
Net asset value, end of period	$23.92	$19.48	$26.91	$28.53	$24.38	$23.80
Total return(2)	23.65%	-23.71%	-3.86%	18.23%	3.56%	0.77%

Supplemental data and ratios:
Net assets, end of period (000’s)	$457,063	$303,557	$343,250	$341,589	$309,587	$288,428

Ratio of expenses to
average net assets(3)	0.62%	0.61%	0.61%	0.65%	0.67%	0.67%

Ratio of net investment income to
average net assets(3)	1.45%	1.72%	1.20%	1.03%	1.03%	0.95%

Portfolio turnover rate(2)	6.92%	23.59%	8.25%	13.77%	10.20%	8.81%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

(2)	Not annualized for the six months ended November 30, 2009.

(3)	Annualized for the six months ended November 30, 2009.

12	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Notes to the Financial Statements

November 30, 2009 (UNAUDITED)

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc. (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee; Class R shares are subject to a 0.50% 12b-1 fee and Class I shares are subject to up to a 0.10% shareholder servicing fee, as described in each Class‘ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fee, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at current bid price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors. Variable rate demand notes, if any, are valued at cost which approximates fair value.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund invests only in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are not applicable to the Fund. There were no securities valued using the fair value procedures by the Board of Directors as of November 30, 2009.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2009, undistributed net investment income was increased by $1 and accumulated net realized gain was decreased by $1.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the period ended May 31, 2009. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2009, open Federal tax years include the tax years ended May 31, 2005 through 2009. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

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the Jensen Portfolio

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. The table below is a summary of the inputs used to value the Fund’s investments as of November 30, 2009.

Description	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks*	$2,057,128,443	$2,057,128,443	$—	$—
Money Market Fund	$22,728,676	$22,728,676	$—	$—
Total	$2,079,857,119	$2,079,857,119	$—	$—

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

d) Distributions to Shareholders – Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

e) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Guarantees and Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets. Transfer Agent Fees and Reports to Shareholders are expensed to each class based on the number of shareholder accounts in the class. Sub-Transfer Agency Fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 Fees are expensed at 0.25% of daily net assets of Class J shares and 0.50% of daily net assets of Class R shares. Shareholder Servicing Fees are expensed at up to 0.10% of the daily net assets of Class I shares.

h) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund may invest in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

i) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through January 28, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	SIX MONTHS
	ENDED
	NOV. 30, ‘09	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘09
Class J
Shares sold	10,331,217	37,225,291
Shares issued to holders in
reinvestment of dividends	373,298	3,522,693
Shares redeemed	(11,900,053)	(35,301,837)
Net increase (decrease)	(1,195,538)	5,446,147
Shares outstanding:
Beginning of period	68,877,600	63,431,453
End of period	67,682,062	68,877,600

Class R
Shares sold	222,889	441,578
Shares issued to holders in
reinvestment of dividends	2,056	14,914
Shares redeemed	(104,173)	(762,657)
Net increase (decrease)	120,772	(306,165)
Shares outstanding:
Beginning of period	389,875	696,040
End of period	510,647	389,875

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the Jensen Portfolio

	SIX MONTHS
	ENDED
	NOV. 30, ‘09	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘09
Class I
Shares sold	5,941,434	10,808,369
Shares issued to holders in
reinvestment of dividends	103,762	765,033
Shares redeemed	(2,524,021)	(8,743,398)
Net increase	3,521,175	2,830,004
Shares outstanding:
Beginning of period	15,585,514	12,755,510
End of period	19,106,689	15,585,514

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 2009, were $174,008,479 and $125,296,364 respectively.

4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $27,261,292 and $21,545,554 paid during the years ended May 31, 2009 and 2008, respectively, were classified as ordinary for income tax purposes. Distributions of $56,465,215 and $16,614,042 paid during the years ended May 31, 2009 and 2008, respectively were classified as long term capital gain for income tax purposes.

At May 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,640,196,503
Gross unrealized appreciation	157,405,568
Gross unrealized depreciation	(145,153,052)
Net unrealized appreciation	12,252,516
Undistributed ordinary income	3,060,148
Undistributed long-term capital gain	701
Total distributable earnings	3,060,849
Other accumulated losses	(141,761,977)
Total accumulated losses	$(126,448,612)

As of May 31, 2009, the Fund deferred on a tax basis, post-October losses of $141,761,977.

5. Line of Credit

The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 20, 2009. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. As of November 30, 2009, the rate on the Fund’s line of credit was 2.75%. For the six months ended November 30, 2009, the fund did not use its line of credit.

6. Investment Advisory Agreement

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s daily net assets.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may make payment to the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

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the Jensen Portfolio

Expense Example – November 30, 2009 (Unaudited)

As a shareholder of The Jensen Portfolio (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (June 1, 2009 – November 30, 2009).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5%per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

The Jensen Portfolio–Class J

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2009	NOVEMBER 30, 2009	JUNE 1, 2009 – NOVEMBER 30, 2009
Actual	$1,000.00	$1,235.00	$4.93
Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Jensen Portfolio–Class R

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2009	NOVEMBER 30, 2009	JUNE 1, 2009 – NOVEMBER 30, 2009
Actual	$1,000.00	$1,233.50	$6.33
Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

The Jensen Portfolio–Class I

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2009	NOVEMBER 30, 2009	JUNE 1, 2009 – NOVEMBER 30, 2009
Actual	$1,000.00	$1,236.50	$3.48
Hypothetical (5% annual return before expenses)	1,000.00	1,021.96	3.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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the Jensen Portfolio

Additional Information (Unaudited)

1. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that a fund’s board of directors, including a majority of disinterested directors voting separately, review and approve the terms of the fund’s investment advisory agreement on an annual basis.

In its most recent deliberations concerning whether to renew The Jensen Portfolio’s (the “Fund”) Amended and Restated Investment Advisory and Service Contract (the “Agreement”) with Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”), the Fund’s Board of Directors, including the Fund’s disinterested directors (the “Board”), conducted a review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for the Board to assess the reasonableness of the advisory fee payable under the Agreement and to evaluate whether to continuation the Agreement.

The entire Board first met in person on April 15, 2009 to consider the information provided by the Adviser and discuss the proposed renewal of the Agreement. The Board’s disinterested directors (the “Independent Directors”) met separately with their legal counsel on April 15, 2009 to review the Adviser’s presentation and identify additional information they needed to evaluate the Advisory Agreement. The Independent Directors reconvened in person in a separate meeting on July 15, 2009 to consider additional materials provided by the Adviser at their request. The meeting of the Independent Directors was then followed by a meeting of the entire Board to consider the continuation of the Agreement. At those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each director.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its five-person investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance

The Board examined the investment performance of the Fund compared to appropriate securities indices, to appropriate Lipper and Morningstar categories, and to other mutual funds of similar asset size and with similar investment objectives and strategies. Performance over one-, three-, five- and ten-year periods for the Fund was analyzed. The Board noted the favorable performance of the Fund for the one-, three-, five- and ten-year periods compared to its benchmark indexes and comparable funds.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline. They noted that the Adviser’s disciplined approach helped the Fund to be better positioned to weather the recent significant decline in the market. As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio

The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% was slightly below the median and the average for its category at similar asset levels, excluding passively managed funds and non-retail classes. The Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

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the Jensen Portfolio

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a few existing clients where the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the average of funds with comparable net assets in its Lipper category but below the average of its Morningstar category. The Board also noted that when compared to retail class shares of actively managed funds in the Fund’s Lipper and Morningstar categories, the Fund’s expense ratio was lower than the averages. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs. The Board acknowledged that, with the payment by the Fund of certain sub-transfer agency fees, the Fund’s expense ratio was expected to increase, exceeding the Lipper average for retail-class shares of actively managed funds, but remaining lower than the Morningstar average for such funds. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser

The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2008 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. When appropriate adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms but lower than the Adviser’s pre-tax profit in 2007. It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser pays certain administrative expenses of the Fund and the cost of the Fund’s CCO. The Board also noted that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent six years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits. In addition, the Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that economies of scale are realized from managing one fund compared to managing over 100 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies. The Board noted that Adviser’s profitability from the Fund for 2009 was projected to decrease as a result of the declining asset levels of the Fund but increase as a result of the payment by the Fund of certain sub-transfer agency fees. The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.86% for the fiscal year ended May 31, 2009, but was expected to increase with the payment by the Fund of certain sub-transfer agency fees. Regarding the issue of breakpoints, the Board observed from the data presented that many comparable funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset levels. The Board acknowledged the decline in Fund assets in the past year, making economies of scale less likely since the last time the Board considered a breakpoint in the Fund’s advisory fee. Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time.

Other Benefits

The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board also noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify and likely not significant.

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the Jensen Portfolio

Other Factors and Considerations

The Board acknowledged that it periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

After considering all the relevant factors, none of which was identified by any Director as controlling, the Board of Directors, including all of the Independent Directors, voted unanimously on July 15, 2009 to renew the Agreement for a one-year term beginning on August 1, 2009.

2. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2009 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2009.

Additional Information Applicable to Foreign Shareholders Only:
The Fund designates 0.93% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. PORTFOLIO HOLDINGS

The Jensen Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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the Jensen Portfolio

5. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Roger A. Cooke J.D., 61 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since June 1999.	Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold C.P.A. (Retired), 62 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – present). Director of the Holy Names Heritage Center (2007 – present).

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the Jensen Portfolio

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Thomas L. Thomsen, Jr., 65 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher, 60 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since July 2007.	Chairman and CEO of Complí, a web-based compliance and risk management software solution company (2002 – present).	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
DIRECTOR EMERITUS

Louis B. Perry, Ph.D, 91 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Director Emeritus	Indefinite Term; Served since inception (at times as Director Emeritus).	Retired	1	None

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Interested Directors and Officers

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Val E. Jensen,* 80 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004).	1	None

Gary W. Hibler,* Ph.D., 66 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver,* 43 Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	President	1 Year Term; Served since February 2007.	President of Jensen Investment Management, Inc. (February 2007 – present); Director of Operations of Jensen Investment Management, Inc. (2004 – February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1998 – 1999).	N/A	N/A

Robert F. Zagunis,* 56 Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Vice President	1 Year Term; Served since July 1993.	Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

22

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Robert G. Millen,* 62 Jensen Investment Management,Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Vice President and Secretary	1 Year Term; Served as Vice President from July 2001 to March 2002 and since June 2005; Served as Secretary since March 2002.	Vice President and Director (2000 – February 2007) and Chairman and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President of Principal Financial Group, an insurance company (1997 – 2000).	N/A	N/A

Brian S. Ferrie,* 51 Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007) and Vice President, Treasurer and Chief Compliance Officer, and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

23

Investment Adviser

Jensen Investment Management, Inc.
5300 Meadows Road
Suite 250
Lake Oswego, OR 97035
800.992.4144
www.jenseninvestment.com

Fund Administrator,
Transfer Agent,
and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Legal Counsel

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

     This report has been prepared for
shareholders and may be distributed
to others only if preceded or
accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc.

By (Signature and Title)*		/s/ Robert McIver
Robert McIver, President

Date	2/4/10

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert McIver
Robert McIver, President

Date	2/4/10

By (Signature and Title)*		/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	2/4/10

* Print the name and title of each signing officer under his or her signature.